UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

Eagle Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information, including directions on how to attend the meeting, and to vote, visit www.ProxyVote.com Control # EAGLE PHARMACEUTICALS, INC. 50 TICE BOULEVARD, SUITE 315 WOODCLIFF LAKE, NJ 07677 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the Notice and Proxy Statement and Annual Report, and to obtain directions to attend the meeting, go to: www.proxyvote.com. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. EAGLE PHARMACEUTICALS, INC. 2023 Annual Meeting Vote by June 27, 2023 11:59 P.M. EASTERN TIME You invested in EAGLE PHARMACEUTICALS, INC. and it’s time to vote! Stockholders of record as of the close of business on May 1, 2023 have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 28, 2023. Vote Virtually at the Meeting* June 28, 2023 10:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/EGRX2023 Get informed before you vote View the Notice, Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 14, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V13873-P94163

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. The board of directors recommends a vote for proposals 1, 2 and 3 Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V13874-P94163 1. To elect two nominees for director named herein to hold office until the 2026 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Nominees: 2. To ratify the selection by the audit committee of the Board of Directors of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and 01) Steven Ratoff 02) Robert Glenning 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For